EX-33.6
(logo) ING

REAL ESTATE
INVESTMENT MANAGEMENT



Certification Regarding Compliance with Applicable Servicing Criteria

1. ING Clarion Partners, LLC (the "Company") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of
Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include commercial mortgage-backed securities transactions that were issued on or after January 1, 2006 and that were registered with the SEC pursuant to the Securities Act of 1933, for which the Company acted as special servicer (the "Platform");

2. The commercial mortgage backed securities transactions covered by this Platform arc MLCFC 2C06-3, CSMC 2007-C2, and CSMC 2007-C4.

3. Except as set forth in paragraph 4 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Company based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Although the Company is responsible for assessing compliance with Sections 1122(d)(1)(ii), 1122(d)(2)(i), 1122(d)(2)(iv), 1122(d)(2)(v),
1122(d)(2)(vii), 1122(d)(3)(A), 1122(d)(3)(B), 1122(d)(4)(ii), 1122(d)(4)(iii),
1122(d)(4)(vi), 1122(d)(4)(vii), and 1122(d)4(viii) of Regulation AB, there were no servicing activities performed by the Company as of December 31, 2007 and for the Reporting Period that required these servicing criteria to be complied with; and

7. Ernst & Young LLP, a registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 14, 2008

ING Clarion Partners, LLC
By: /s/ Bruce Morrison
Name: Bruce Morrison
Title: Managing Director


ING CLARION
230 Park Avenue, New York, NY 10169
T 212.883.2517  F 212.883.2817
E bruce.morrison@ingclarion.com
www.Ingclarion.com


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Appendix A



                                                                                                              INAPPLICABLE
                                                                      APPLICABLE                                SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                        CRITERIA
                                                                                       Performed
                                                                                       by             Performed by    NOT
                                                                                       Vendor(s)      subservicer(s)  performed by
                                                                                       for which      or vendor(s)    ING Clarion or
                                                                                       ING            for which       by
                                                                         Performed     Clarion is     ING Clarion     subservicer(s)
                                                                         Directly      the            is NOT the      or vendor(s)
                                                                         by            Responsible    Responsible     retained by
Reference              Criteria                                          ING Clarion   Party          Party           ING Clarion



                        General Servicing Considerations

1122(d)(1)(i)    Policies and procedures are instituted to monitor any
                 performance or other triggers and events of default in       X
                 accordance with the transaction agreements.

1122(d)(1)(ii)   If any material servicing activities are outsourced to
                 third parties, policies and procedures are instituted        X
                 to monitor the third party's performance and compliance
                 with such servicing activities.

1122(d)(1)(iii)  Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets
                 are maintained.                                                                                            X

1122(d)(1)(iv)   A fidelity bond and errors and omissions policy is in
                 effect on the party participating in the servicing
                 function throughout the reporting period in the amount       X
                 of coverage required by and otherwise in accordance
                 with the terms of the transaction agreements.

                        Cash Collection and Administration

1122(d)(2)(i)    Payments on [pool assets] are deposited into the
                 appropriate custodial bank accounts and related bank
                 clearing accounts no more than two business days             X
                 following receipt, or such other number of days
                 specified in the transaction agreements.

1122(d)(2)(ii)   Disbursements made via wire transfer on behalf of an
                 obligor or to an investor are made only by authorized                                                     X
                 personnel.

1122(d)(2)(iii)  Advances of funds or guarantees regarding collections,
                 cash flows or distributions, and any interest or other       X
                 fees charged for such advances, are made, reviewed and
                 approved as specified in the transaction agreements.

1122(d)(2)(iv)   The related accounts for the transaction, such as cash
                 reserve accounts or accounts established as a form of
                 overcollateralization, are separately maintained             X
                 (e.g., with respect to commingling of cash) as set
                 forth in the transaction agreements.

1122(d)(2)(v)    Each custodial account is maintained at a federally
                 insured depository institution as set forth in the
                 transaction agreements. For purposes of this criterion,
                 "federally insured depository institution" with              X
                 respect to a foreign financial institution means a
                 foreign financial institution that meets the
                 requirements of Rule 13k-1(b)(1) of this
                 Securities Exchange Act.

1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent                                                         X
                 unauthorized access.


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


                                                                                                              INAPPLICABLE
                                                                      APPLICABLE                                SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                        CRITERIA
                                                                                       Performed
                                                                                       by             Performed by    NOT
                                                                                       Vendor(s)      subservicer(s)  performed by
                                                                                       for which      or vendor(s)    ING Clarion or
                                                                                       ING            for which       by
                                                                         Performed     Clarion is     ING Clarion     subservicer(s)
                                                                         Directly      the            is NOT the      or vendor(s)
                                                                         by            Responsible    Responsible     retained by
Reference              Criteria                                          ING Clarion   Party          Party           ING Clarion





1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts,
                 including custodial accounts and related bank clearing
                 accounts. These reconciliations are (A) mathematically
                 accurate; (B)  prepared within 30 calendar days
                 after the bank statement cutoff date, or such other
                 number of days specified in the transaction agreements;      X
                 (C)  reviewed and approved by someone other than
                 the person who prepared the reconciliation; and (D)
                 contain explanations for reconciling items. These
                 reconciling items are resolved within 90 calendar days
                 of their original identification, or such other number
                 of days specified in the transaction agreements.

                        Investor Remittances and Reporting

1122(d)(3)(i)    Reports to investors, including those to be filed with
                 the Commission, are maintained in accordance with the
                 transaction agreements and applicable Commission
                 requirements. Specifically, such reports:

1122(d)(3)(i)(A)        are prepared in accordance with timeframes            X
                        and other terms set forth in the transaction
                        agreements;

1122(d)(3)(i)(B)        provide information calculated in accordance
                        with the terms specified in the transaction           X
                        agreements;

1122(d)(3)(i)(C)        are filed with the Commission as required by                                                      X
                        its rules and regulations; and

1122(d)(3)(i)(D)        agree with investors' or the trustee's records                                                    X
                        as to the total unpaid principal balance and
                        number of pool assests serviced by the Servicer.

1122(d)(3)(ii)   Amounts due to investors are allocated and remitted in
                 accordance with timeframes, distribution priority and                                                    X
                 other terms set forth in the transaction agreements.

1122(d)(3)(iii)  Disbursements made to an investor are posted within two
                 business days to the Servicer's investor records, or                                                     X
                 such other number of days specified in the transaction
                 agreements.

1122(d)(3)(iv)   Amounts remitted to investors per the investor reports
                 agree with cancelled checks, or other form of payment,                                                   X
                 or custodial bank statements.

                        Pool Asset Administration

1122(d)(4)(i)    Collateral or security on [pool assets] is maintained as
                 required by the transaction agreements or related mortgage   X
                 loan documents.

1122(d)(4)(ii)   [pool asset] and related documents are safeguarded as        X
                 required by the transaction agreements

1122(d)(4)(iii)  Any additions, removals or substitutions to the asset
                 pool are made, reviewed and approved in accordance with      X
                 any conditions or requirements in the transaction
                 agreements.


(page)



                                                                                                              INAPPLICABLE
                                                                      APPLICABLE                                SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                        CRITERIA
                                                                                       Performed
                                                                                       by             Performed by    NOT
                                                                                       Vendor(s)      subservicer(s)  performed by
                                                                                       for which      or vendor(s)    ING Clarion or
                                                                                       ING            for which       by
                                                                         Performed     Clarion is     ING Clarion     subservicer(s)
                                                                         Directly      the            is NOT the      or vendor(s)
                                                                         by            Responsible    Responsible     retained by
Reference              Criteria                                          ING Clarion   Party          Party           ING Clarion





1122(d)(4)(iv)   Payments on pool assets, including any payoffs, made
                 in accordance with the related pool asset documents
                 are posted to the Servicer's obligor records
                 maintained no more than two business days after receipt,                                                 X
                 or such other number of days specified in the
                 transaction agreements, and allocated to principal,
                 interest or other items (e.g., escrow) in accordance
                 with the related pool asset documents.

1122(d)(4)(v)    The Servicer's records regarding the pool assets
                 agree with the Servicer's records with respect to an                                                     X
                 obligor's unpaid principal balance.

1122(d)(4)(vi)   Changes with respect to the terms or status of an
                 obligor's pool assets (e.g., loan modifications or
                 re-agings) are made, reviewed and approved by authorized     X
                 personnel in accordance with the transaction agreements
                 and related pool asset documents.

1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure,
                 foreclosures and repossessions, as applicable) are           X
                 initiated, conducted and concluded in accordance with
                 the timeframes or other requirements established by the
                 transaction agreements.

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                 accordance with the transaction agreements. Such records
                 are maintained on at least a monthly basis, or such
                 other period specified in the transaction agreements,        X
                 and describe the entity's activities in monitoring
                 delinquent pool assets including, for example, phone
                 calls, letters and payment rescheduling plans in cases
                 where delinquency is deemed temporary (e.g., illness
                 or unemployment).

1122(d)(4)(ix)   Adjustments to interest rates or rates of return for
                 pool assets with variable rates are computed based on                                                    X
                 the related pool asset documents.

1122(d)(4)(x)    Regarding any funds held in trust for an obligor (such
                 as escrow accounts): (A) such funds are analyzed, in
                 accordance with the obligor's [pool asset] documents, on
                 at least an annual basis, or such other period specified
                 in the transaction agreements; (B) interest on such
                 funds is paid, or credited, to obligors in accordance                                                    X
                 with applicable pool asset documents and state laws;
                 and (C) such funds are returned to the obligor within
                 30 calendar days of full repayment of the related pool
                 assets, or such other number of days specified in the
                 transaction agreements.

1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or
                 insurance payments) are made on or before the related
                 penalty or expiration dates, as indicated on the
                 appropriate bills or notices for such payments,                                                          X
                 provided that such support has been received by the
                 Servicer at least 30 calendar days prior to these dates,
                 or such other number of days specified in the
                 transaction agreements.

1122(d)(4)(xii)  Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the
                 Servicer's funds and not charged to the obligor, unless                                                  X
                 the late payment was due to the obligor's error or
                 omission.


(page)



                                                                                                              INAPPLICABLE
                                                                      APPLICABLE                                SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                        CRITERIA
                                                                                       Performed
                                                                                       by             Performed by    NOT
                                                                                       Vendor(s)      subservicer(s)  performed by
                                                                                       for which      or vendor(s)    ING Clarion or
                                                                                       ING            for which       by
                                                                         Performed     Clarion is     ING Clarion     subservicer(s)
                                                                         Directly      the            is NOT the      or vendor(s)
                                                                         by            Responsible    Responsible     retained by
Reference              Criteria                                          ING Clarion   Party          Party           ING Clarion




1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted
                 within two business days to the obligor's records                                                        X
                 maintained by the Servicer, or such other number of
                 days specified in the transaction agreements.

1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts
                 are recognized and recorded in accordance with the                                                       X
                 transaction agreements.

1122(d)(4)(xv)   Any external enhancement or other support, identified
                 in Item 1114(a)(1) through (3) or Item 1115 of                                                           X
                 Regulation AB, is maintained as set forth in the
                 transaction agreements.
